UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 2, 2006

Date of Report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Integrated Device Technology, Inc. (the “Company”) announces plans to outsource its assembly operations in Penang, Malaysia. Under the Company’s outsourcing plan, the Company will outsource all of its assembly operations currently performed at its assembly and test facility in Penang, Malaysia to Advanced Interconnect Technologies Limited (“AIT”), which will result in a reduction in force of approximately 300 employees at the Penang facility. The Company’s Penang facility will remain open following the transition of assembly services to AIT and the Company expects to continue testing operations and other support activities at the Penang facility once the transition is complete. The Company anticipates completing the transfer of all assembly work currently performed at the Penang facility to AIT within the next year. As part of the transfer plan, the Company will also transfer certain of its assembly equipment to AIT. The activities contemplated by this plan are consistent with the Company’s long-term strategy of profitability and cost-reduction. The Company anticipates that this outsourcing plan will reduce ongoing operating expenses.

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the plan to outsource the Company’s assembly operations at its Penang, Malaysia facility, including the timetable for the completion of the plan, the transfer of the assembly work and certain assembly equipment to AIT and the impact of the reduction in force on the Company’s results of operations and financial condition. These forward looking statements are only projections based on current information and expectations and involve a number of risks and uncertainties, including, but not limited to, the Company’s ability to implement the plan according to the timetable and to the extent currently anticipated, the impact of the outsourcing of assembly operations and personnel reductions on ongoing assembly and testing efforts, product delivery and introduction of new products, the Company’s ability to reduce ongoing operating expenses under the plan, changes in the plan and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Item 1A. Risk Factors” set forth in the Company’s filed Annual Report on Form 10-K for the fiscal year ended April 2, 2006, and the Company’s subsequent filings with the Securities and Exchange Commission. Actual results could differ materially from those set forth in the forward-looking statements as a result of such factors as well as other risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2006

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ Clyde R. Hosein
Clyde R. Hosein Vice President and Chief Financial Officer (duly authorized officer)